UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2019 itoco INC.

(Exact name of registrant as specified in charter)

Nevada	333-151840	45-0557179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880-50 West Liberty Street, Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

1-905-829-5000

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.40 5 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON	ITMC	OTC MARKETS

Item 8.01. Other Events

Effective immediately, the Company has changed the address of its principal executive offices to: 880 – 50 West Liberty Street, Reno NV 89501.

The mailing address is: 1 - 2857 Sherwood Heights Drive, Oakville ON L6J7J9

Company’s telephone number is: 905-829-5000 and fax number is: 905-829-4144

Website: www.itoco.net.

Contact email: ir@itoco.net

As well the SIC has changed to: 2833 – Medicinal Chemicals & Botanical Products

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITOCO INC.

Date: September 13, 2019	By:	/s/ Michael Anthony Paul
Michael Anthony Paul, President & C.E.O.

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